UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 1, 2016

ConAgra Foods, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7275	47-0248710
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

One ConAgra Drive Omaha, NE		68102
(Address of Principal Executive Offices)		(Zip Code)

(402) 240-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K, which was originally filed with the Securities and Exchange Commission on February 1, 2016 (the “Original 8-K”), amends and restates in its entirety Item 9.01 of the Original 8-K to include the pro forma financial information required by Item 9.01 of Form 8-K with respect to the sale by ConAgra Foods, Inc. (the “Company”) of its private label operations to TreeHouse Foods, Inc. on February 1, 2016. The remainder of the information contained in the Original 8-K is not hereby amended.

Item 9.01 Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial information of the Company as of November 29, 2015 and for the fiscal years ended May 31, 2015, May 25, 2014, and May 26, 2013, and notes thereto, is attached as Exhibit 99.2 to this Form 8-K and is incorporated in this Item 9.01(b) by reference.

(d)	Exhibits

99.1*	Press Release of ConAgra Foods, Inc., dated February 1, 2016.

99.2	ConAgra Foods, Inc. Unaudited Pro Forma Condensed Consolidated Financial Information as of November 29, 2015 and for the fiscal years ended May 31, 2015, May 25, 2014, and May 26, 2013.

*	Previously filed with Form 8-K filed on February 1, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA FOODS, INC.

Date: February 5, 2016	By:	/s/ Lyneth Rhoten
		Name:	Lyneth Rhoten
		Title:	Vice President, Securities Counsel and Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release of ConAgra Foods, Inc., dated February 1, 2016.

99.2	ConAgra Foods, Inc. Unaudited Pro Forma Condensed Consolidated Financial Information as of November 29, 2015 and for the fiscal years ended May 31, 2015, May 25, 2014, and May 26, 2013.

*	Previously filed with Form 8-K filed on February 1, 2016